UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08397

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17th Street, Suite 1700

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

The Corporation Trust Company

The Marsico Investment Fund

Corporation Trust Center 1209 Orange Street

Wilmington, Delaware 19802

(Name and address of Agent for Service of Process)

Copies to:

Anthony H. Zacharski

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s Telephone Number, including Area Code: 1-888-860-8686

Date of fiscal year end: September 30

Date of Reporting Period: March 31, 2023

Item 1.	Reports to Stockholders

THE MARSICO INVESTMENT FUND

SEMI-ANNUAL REPORT

MARCH 31, 2023

MARSICO
FUNDS®

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)
MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)
MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)
MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

APRIL 2023

DEAR SHAREHOLDER:

Enclosed is your semi-annual report for each portfolio of The Marsico Investment Fund (the “Marsico Funds”) encompassing the six-month fiscal period from October 1, 2022, to March 31, 2023.

The purpose of this report is to provide a review of the Marsico Funds’ six-month investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indices.

For updated information regarding each Fund’s overall investment positioning and performance, please refer to the Funds’ website at marsicofunds.com.(1)

NOTE REGARDING CHANGES TO THE MARSICO INTERNATIONAL OPPORTUNITIES FUND AND THE MARSICO GLOBAL FUND TEAMS

Effective April 17, 2023, Robert G. Susman no longer serves as a co-portfolio manager of the Marsico International Opportunities Fund and the Marsico Global Fund and Peter C. Marsico and James D. Marsico have been added as co-portfolio managers of those Funds. Thomas F. Marsico continues to serve as a portfolio manager to both the Marsico International Opportunities Fund and the Marsico Global Fund.

(1)	The references to the Marsico Funds website (marsicofunds.com) included throughout this semi-annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5
MARSICO FOCUS FUND
Investment Review	6
Fund Overview	8
Schedule of Investments	9
MARSICO GROWTH FUND
Investment Review	10
Fund Overview	12
Schedule of Investments	13
MARSICO MIDCAP GROWTH FOCUS FUND
Investment Review	14
Fund Overview	16
Schedule of Investments	17
MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	18
Fund Overview	20
Schedule of Investments	21
MARSICO GLOBAL FUND
Investment Review	23
Fund Overview	25
Schedule of Investments	26
FINANCIAL STATEMENTS	28
NOTES TO FINANCIAL STATEMENTS	38
EXPENSE EXAMPLE	45
CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS	47
OTHER INFORMATION	50

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund	Marsico Growth Fund	Marsico Midcap Growth Focus Fund
For additional disclosures, please see page 8.	For additional disclosures, please see page 12.	For additional disclosures, please see page 16.
PERFORMANCE COMPARISON(1)(2)	PERFORMANCE COMPARISON(1)(2)	PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns	Average Annualized Returns	Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.03% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 0.66%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.20% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 0.93%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.35% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.12%
SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

MICROSOFT CORP.	8.57%	MICROSOFT CORP.	8.18%	SYNOPSYS, INC.	5.23%
APPLE, INC.	8.22%	NVIDIA CORP.	6.40%	CHIPOTLE MEXICAN GRILL, INC.	4.64%
NVIDIA CORP.	6.43%	APPLE, INC.	5.60%	AMPHENOL CORP. - CL. A	4.46%
META PLATFORMS, INC. - CL. A	6.03%	AMAZON.COM, INC.	5.15%	CINTAS CORP.	4.23%
AMAZON.COM, INC.	5.40%	META PLATFORMS, INC. - CL. A	5.12%	HEICO CORP.	4.02%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Global Fund
For additional disclosures, please see page 20.	For additional disclosures, please see page 25.
PERFORMANCE COMPARISON(1)(2)	PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns	Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.71% NET EXPENSES* † 1.50% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.81% NET EXPENSES* † 1.25%	INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.38% NET EXPENSES* † 1.46% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.07%
SECTOR ALLOCATION(4)	SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS

AIRBUS S.E.	4.19%	HERMES INTERNATIONAL	8.40%
NESTLÉ S.A.	3.76%	DEUTSCHE TELEKOM A.G.	5.11%
ASTRAZENECA PLC	3.72%	META PLATFORMS, INC. - CL. A	5.00%
ASML HOLDING N.V.	3.64%	ASML HOLDING N.V. - NY REG. SHS.	4.77%
NOVO NORDISK A/S - CL. B	3.27%	MICROSOFT CORP.	4.69%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented. The information may differ from the expense ratios disclosed in this report.

†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Funds. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, resulting in a lower performance return.

(3)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(4)	Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2022 – MARCH 2023 (UNAUDITED)

The financial markets have undergone a significant relief rally over the past six months. Fears of an impending global recession and a corresponding equity market correction proved to be exaggerated, at least in the near term. We attribute the improvement in investor sentiment to the notable resilience of the US economy and strong corporate earnings during this period. A marked improvement in labor and goods supply has contributed to stabilizing the magnitude of increases in wages and goods prices. Consequently, earnings outlooks and economic forecasts provided by many corporations and economists have become more optimistic for the remainder of the calendar year, in contrast to the bleak scenarios previously anticipated by the market in the middle of the 2022 calendar year. In the sections below, we further discuss our view on the resilience of the US economy and the normalization of supply chains.

The US economy demonstrated remarkable resilience in early 2023, bouncing back from a lackluster end to the 2022 calendar year, as both the labor market and retail sales rebounded in January despite tighter financial conditions. In the first two months of the year alone, the US economy added over 800,000 jobs, driving the unemployment rate to historically low levels. The services sector saw the most significant job gains during this period, with hospitality and restaurants accounting for nearly +50% of the increase, signaling a recovery of the service economy from pandemic-induced disruptions in consumption patterns. Encouragingly, unit labor costs are stabilizing alongside the job rebound, suggesting a more favorable labor environment for businesses. This development contributed to better than expected earnings guidance for the first quarter of 2023 for many corporations, as both revenue and profit margins remained strong. Bolstered by these positive results and outlooks, many economic forecasters have pushed their US recession predictions to late 2023 or even 2024, if any.

Over the past six months, the global supply chain has undergone a fundamental transformation, aligning supply more effectively with demand compared to the pandemic-induced disruptions that led to severe price distortions. Key developments, such as the reopening of the Chinese economy following the abandonment of its restrictive “zero-COVID” policy, have contributed to reduced disruptions in manufacturing and trade. Furthermore, despite the ongoing conflict in Ukraine, the flow of grains to and from the region has been reestablished. Consequently, the S&P Goldman Sachs Commodity Index (GSCI), a widely used indicator of commodity prices, has experienced a correction of nearly -33% from its June 2022 highs. As these lower commodity prices are reflected in retail goods, we anticipate a decline in price increases at the point of sale, which would lead to a significant deceleration in goods inflation and providing much-needed relief to consumers, especially those with lower incomes.

We are encouraged by the prospects of easing inflation, a weakening US dollar, and the resilience of the US consumer. Given the slowing economic activity and disinflationary trends, we expect the Federal Open Market Committee to adopt a less hawkish stance, potentially pausing or cutting interest rates in the latter half of the year. The companies held by the Funds have tended to be less sensitive to economic cycles, and we believe these companies are positioned to perform well amidst the current economic uncertainty caused in part by tightening financial conditions.

It is important to acknowledge the presence of external factors that could impact the economy, and we remain diligent in monitoring economic trends and adjusting our investment outlook accordingly. For instance, the recent regional banking crisis was unanticipated and has the potential to materially alter our economic outlook. However, we view the protections extended to depositors in some regional banks by the U.S. Federal Reserve and the U.S. Department of the Treasury as prudent measures, and we are hopeful that these protections will prevent any negative spillover into the broader economy. The ongoing conflict in Ukraine is also unpredictable and presents potentially significant implications for commodity markets and overall inflation expectations. Amidst this uncertainty, we believe our top-down, bottom-up investment approach is well-suited to navigate the challenges ahead. We are deeply appreciative of your trust and continued support during these turbulent times.

The performance of global markets during the six-month fiscal period ended March 31, 2023, is depicted below. Both US and global markets posted positive returns during the period. In general, small-capitalization stocks underperformed compared to large- and mid-capitalization equities, and emerging market equities underperformed compared to developed international equity markets.

Index Name(1)	Universe of Equities Represented	Six-Month Total Return (as of March 31, 2023)
US
S&P 500	US large-capitalization equities	+15.62%
Russell 3000	US publicly-traded equities of all capitalizations	+14.88%
Russell 2000	US small-capitalization equities	+9.14%
Russell Midcap Growth	US medium-capitalization equities that exhibit growth characteristics	+16.67%

Index Name(1)	Universe of Equities Represented	Six-Month Total Return (as of March 31, 2023)
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+27.27%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+14.04%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	+17.78%

Sincerely,

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results.

FOCUS FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Focus Fund’s Investor Class shares and Institutional Class shares posted total returns of +13.22% and +13.37%, respectively, for the six-month fiscal period ended March 31, 2023. The Fund underperformed its benchmark index, the S&P 500 Index, which had a total return of +15.62% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2023.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers increases the risk that the value of the Fund could go down because of the poor performance of a single investment or may be more volatile than its benchmark. The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Focus Fund’s underperformance during the six-month fiscal period ended March 31, 2023, as compared to the S&P 500 Index, can primarily be attributed to stock selection and an overweight allocation to the weakest-performing sector of the benchmark index, Consumer Discretionary, as defined in the Global Industry Classification Standard (“GICS”)(2). Stock selection in the Health Care and Energy sectors was also weak. The Fund’s performance was further dampened relative to its benchmark index by maintaining an underweight allocation to the Industrials sector, which was one of the strongest-performing sectors of the benchmark index. Additionally, as the Fund’s benchmark index returned +15.62% during the period, the Fund’s cash position (4% on average) created a drag on the relative Fund performance.

In the Consumer Discretionary sector, Amazon.com, Inc. (“Amazon”) (-13%) detracted from the Fund’s performance during the period as the company’s fourth quarter results and forward outlook underwhelmed many investors. Despite its underperformance, we remain confident that Amazon is well positioned to drive outsized returns over the long run. The company is currently grappling with slowing demand in its cloud computing business (Amazon Web Services) and overcapacity in its retail distribution business. While the slowdown could persist for the next couple of quarters, we believe the long-term trends remain positive. In particular, we believe the emergence of artificial intelligence (“AI”) solutions should accelerate the demand for Amazon’s cloud services as corporations look to drive productivity across their workforces, while introducing innovative products and services to the marketplace.

Health Care sector holding UnitedHealth Group, Inc. (“UnitedHealth”) (-6%) detracted from the Fund’s performance for the period due in part to the Medicare Advantage preliminary rates being listed below street expectations. The Centers for Medicare & Medicaid Services (“CMS”) issues rate payment decisions for their fiscal year end at the beginning of the calendar year and then receives industry concern/feedback, before issuing a final rate in April. The preliminary rates published by CMS would require a step down in payments for the HMO sector for Medicare Advantage enrollees. HMOs received positive rate decisions for multiple years prior to 2023, bolstering many investors’ expectations that the preliminary rates would be more favorable to the industry. This rate ruling, along with CMS’s decision on prior period payment audits, contributed to underperformance for UnitedHealth. We believe that the final CMS payment rates are likely to be adjusted more favorably given the industry’s concerns with the preliminary rates. In addition, we believe that the financial impact of the CMS audits appears manageable for the HMO industry. For these reasons, we remain positive on the outlook for UnitedHealth.

FOCUS FUND

On the positive end of the spectrum, the Fund’s performance was bolstered by stock selection and an overweight allocation to the strongest-performing sector of the benchmark index, Information Technology. Stock selection in the Communication Services sector was also strong. A lack of exposure to the Utilities and Real Estate sectors, two of the weaker-performing areas of the benchmark index, created an additional tailwind for relative Fund performance.

Information Technology sector holding NVIDIA Corp. (“NVIDIA”) (+129%) was a top contributor to Fund performance over the period after reporting a much stronger than expected fourth quarter ending in January. Many investors are very focused on ChatGPT and other generative artificial intelligence (“AI”) initiatives from Alphabet Inc., Meta Platforms, Inc., and other companies. NVIDIA is one of the most direct beneficiaries of these new AI tools, as their graphics processing units are the workhorses of these technological innovations. In late March, NVIDIA hosted its annual GTC conference for the developer community, which showcased NVIDIA’s CUDA computer framework for AI. During this conference, NVIDIA announced numerous new hardware, software, and other service products that strengthen the company’s offerings to companies that are bringing AI to the masses. This contributed further to its strong stock performance.

In the Communication Services sector Meta Platforms, Inc. – Cl. A (“Meta”) (+110%) bolstered the Fund’s performance over the period due in part to its increased focus on profitability and efficiency. We believe this shift in strategy has resulted in greater visibility for margin improvement and higher levels of free cash flow generation, which has been well received by the market. The company’s ability to raise earnings despite facing higher levels of inflation and an unpredictable macroeconomic environment is also contributing to its growing popularity among investors. Overall, Meta’s improved performance and focus on profitability appear to be paying off in terms of investor confidence and financial results.

During the reporting period, the Fund increased its exposure to the Industrials, Financials, and Energy sectors, and decreased its allocation to the Consumer Discretionary, Health Care, Communication Services, and Information Technology sectors. There were no significant changes to the Fund’s allocation to the Consumer Staples or Materials sectors. The Fund’s lack of exposure to the Real Estate and Utilities sectors remained unchanged.

The Focus Fund experienced elevated portfolio turnover during the period, which was primarily related to the Fund changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. Increased portfolio turnover increases transaction-related expenses, which could reduce Fund returns.

Fiscal Period-End Investment Posture

As of March 31, 2023, the Fund’s largest economic sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. As of that date, the Fund had no investments in the Real Estate or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Please see the Prospectus for more information.

(2)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND OVERVIEW

March 31, 2023 (Unaudited)

The Focus Fund is a non-diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.03%	TOTAL ANNUAL OPERATING EXPENSES*	0.66%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	MICROSOFT CORP.	8.57%
	APPLE, INC.	8.22%
	NVIDIA CORP.	6.43%
	META PLATFORMS, INC. - CL. A	6.03%
	AMAZON.COM, INC.	5.40%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters.

(3)	This chart assumes an initial investment of $10,000 made on March 31, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
The Boeing Company*	83,971	$17,837,959	2.89%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	54,585	19,879,311	3.22

Application Software
Synopsys, Inc.*	53,584	20,696,820	3.35

Automobile Manufacturers
Tesla, Inc.*	97,169	20,158,681	3.27

Broadline Retail
Amazon.com, Inc.*	322,395	33,300,179	5.40

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	43,148	21,438,947	3.47

Financial Exchanges & Data
S&P Global, Inc.	51,518	17,761,861	2.88

Interactive Media & Services
Alphabet, Inc. - Cl. A*	86,526	8,975,342	1.46
Meta Platforms, Inc. - Cl. A*	175,738	37,245,912	6.03
		46,221,254	7.49
Life Sciences Tools & Services
Danaher Corp.	67,752	17,076,214	2.77

Managed Health Care
UnitedHealth Group, Inc.	48,264	22,809,084	3.70

Oil & Gas Exploration & Production
Pioneer Natural Resources Company	81,711	16,688,655	2.70

Pharmaceuticals
Eli Lilly & Company	68,722	23,600,509	3.82

Restaurants
Chipotle Mexican Grill, Inc.*	15,132	25,849,844	4.19

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	44,480	30,277,981	4.91

Semiconductors
NVIDIA Corp.	142,959	39,709,721	6.43

Specialty Chemicals
The Sherwin-Williams Company	102,810	23,108,604	3.74

Systems Software
Microsoft Corp.	183,581	52,926,402	8.57
ServiceNow, Inc.*	43,390	20,164,201	3.27
		73,090,603	11.84
Technology Hardware, Storage & Peripherals
Apple, Inc.	307,645	50,730,660	8.22

Trading Companies & Distributors
United Rentals, Inc.	48,081	19,028,537	3.08

Transaction & Payment Processing Services
Visa, Inc. - Cl. A	119,111	26,854,766	4.35

Wireless Telecommunication Services
T-Mobile US, Inc.*	166,793	24,158,298	3.91

TOTAL COMMON STOCKS
(Cost $388,949,492)		590,278,488	95.63

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.53%#	29,561,881	29,561,881	4.79

TOTAL SHORT-TERM INVESTMENTS
(Cost $29,561,881)		29,561,881	4.79

TOTAL INVESTMENTS
(Cost $418,511,373)		619,840,369	100.42

Liabilities, Less Cash and Other Assets		(2,569,441)	(0.42)

NET ASSETS		$617,270,928	100.00%

*	Non-income producing.

#	Rate shown is the 7-day yield as of March 31, 2023.

See notes to financial statements.

GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Growth Fund’s Investor Class shares and Institutional Class shares posted total returns of +14.16% and +14.28%, respectively, for the six-month fiscal period ended March 31, 2023. The Fund underperformed its benchmark index, the S&P 500 Index, which had a total return of +15.62% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2023.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Growth Fund’s underperformance during the six-month fiscal period ended March 31, 2023, as compared to the S&P 500 Index, can primarily be attributed to stock selection and an overweight allocation to the weakest-performing sector of the benchmark index, Consumer Discretionary, as defined in the Global Industry Classification Standard (“GICS”)(2). Similarly, stock selection and an underweight allocation to two strong-performing sectors of the benchmark index, Energy and Industrials, hindered results. The Fund’s performance was also dampened, relative to its benchmark index, by maintaining an average cash position of approximately 5% as the benchmark index returned +15.62% during the period.

Consumer Discretionary holding Tesla, Inc. (“Tesla”) (-28%) detracted from the Fund’s performance during the period. The Fund’s holding in Tesla was sold early in the fiscal period due in part to concerns that Elon Musk’s purchase of Twitter, Inc. and service as its CEO could result in increased executional and reputational risk for Tesla. However, as those concerns abated, we reinitiated a position near the end of the period.

Energy holding Pioneer Natural Resources Company (“Pioneer”) (-2%) negatively impacted the Fund’s performance during the period as the prospect of a deteriorating macroeconomic environment posed a threat to oil demand, contributing to falling oil prices. We remain positive on the company as Pioneer holds a competitive edge with low-cost operations due to its strong assets in the Permian Basin.

On the positive end of the spectrum, the Fund’s performance was bolstered relative to its benchmark index by an overweight allocation and stock selection in the strongest-performing sector of the benchmark index, Information Technology. The Fund also benefitted from strong stock selection in the Health Care and Communication Services sectors. From a sector allocation perspective, the Fund benefitted by an underweighted posture in the Financials and Utilities sectors, two of the weaker-performing areas of the benchmark index.

In the Information Technology sector, NVIDIA Corp. (“NVIDIA”) (+129%) was a top contributor to the Fund’s performance over the period after reporting a much stronger than expected quarter ending in January. Many investors are very focused on ChatGPT and other generative artificial intelligence (“AI”) initiatives from Alphabet Inc, Meta Platforms, Inc., and other companies. NVIDIA is one of the most direct beneficiaries of these new AI tools, as their graphics processing units are the workhorses of these technological innovations. In late March, NVIDIA hosted its annual GTC conference for the developer community, which showcased NVIDIA’s CUDA computer framework for AI. During this conference, NVIDIA announced numerous new hardware, software, and other service products that strengthen the company’s offerings to companies that are bringing AI to the masses. This contributed further to its strong stock performance.

GROWTH FUND

Health Care holding IDEXX Laboratories, Inc. (“IDEXX”) (+53%) was a strong contributor to the Fund’s performance for the period as the company’s Companion Animal Diagnostics division benefitted from continued increases in both the utilization of diagnostic services in the Companion Animal market and the average price per pet visit. This momentum contributed to the company outpacing the industry growth rate for the veterinary market despite facing industry wide challenges with staffing shortages. IDEXX continues to focus on instrumentation and diagnostics, which help deliver a higher standard of care, support customer workflow, and increase staff productivity.

There were several sector adjustments made to the Fund during the reporting period. The Fund decreased its exposure to the Consumer Discretionary and Consumer Staples sectors, and sold its sole position in the Real Estate sector. Meanwhile, the Fund increased its allocation to the Financials and Health Care sectors. There were no significant changes to the Fund’s allocations to the Energy, Industrials, Communication Services, Materials, or Information Technology sectors. Additionally, the Fund’s lack of exposure to the Utilities sector remained unchanged.

The Growth Fund experienced elevated portfolio turnover during the period, which was primarily related to the Fund changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. Increased portfolio turnover increases transaction-related expenses, which could reduce Fund returns.

Fiscal Period-End Investment Posture

As of March 31, 2023, the Fund’s largest economic sector allocations included Information Technology, Consumer Discretionary, Health Care, and Communication Services. As of that date, the Fund had no investments in the Real Estate or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GROWTH FUND OVERVIEW

March 31, 2023 (Unaudited)

The Growth Fund is a diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of up to 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.20%	TOTAL ANNUAL OPERATING EXPENSES*	0.93%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	Microsoft Corp.	8.18%
	NVIDIA CORP.	6.40%
	Apple, Inc.	5.60%
	Amazon.com, Inc.	5.15%
	META PLATFORMS, INC. - CL. A	5.12%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on March 31, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
HEICO Corp.	15,313	$2,619,135	1.03%
The Boeing Company*	23,869	5,070,492	1.99
		7,689,627	3.02

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	8,127	2,959,772	1.16

Application Software
Synopsys, Inc.*	25,315	9,777,919	3.83

Automobile Manufacturers
Tesla, Inc.*	31,765	6,589,967	2.58

Broadline Retail
Amazon.com, Inc.*	127,113	13,129,502	5.15

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	14,519	7,214,056	2.83

Diversified Support Services
Cintas Corp.	10,309	4,769,768	1.87

Electronic Components
Amphenol Corp. - Cl. A	74,774	6,110,531	2.40

Financial Exchanges & Data
MSCI, Inc.	9,234	5,168,178	2.03
S&P Global, Inc.	15,504	5,345,314	2.09
		10,513,492	4.12
Health Care Equipment
IDEXX Laboratories, Inc.*	15,977	7,989,778	3.13

Interactive Media & Services
Alphabet, Inc. - Cl. A*	59,752	6,198,075	2.43
Meta Platforms, Inc. - Cl. A*	61,641	13,064,193	5.12
		19,262,268	7.55
Life Sciences Tools & Services
Danaher Corp.	23,889	6,020,984	2.36
Mettler-Toledo International, Inc.*	3,306	5,058,874	1.98
		11,079,858	4.34
Managed Health Care
UnitedHealth Group, Inc.	15,673	7,406,903	2.90

Movies & Entertainment
Spotify Technology S.A.*	28,898	3,861,351	1.51

Oil & Gas Exploration & Production
Pioneer Natural Resources Company	23,679	4,836,199	1.90

Pharmaceuticals
Eli Lilly & Company	10,557	3,625,485	1.42

Restaurants
Chipotle Mexican Grill, Inc.*	5,191	8,867,733	3.48
Starbucks Corp.	35,736	3,721,190	1.46
		12,588,923	4.94
Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	9,999	6,806,419	2.67
KLA Corp.	8,643	3,450,027	1.35
		10,256,446	4.02
Semiconductors
Advanced Micro Devices, Inc.*	56,658	5,553,051	2.18
NVIDIA Corp.	58,769	16,324,265	6.40
		21,877,316	8.58
Specialty Chemicals
The Sherwin-Williams Company	23,885	5,368,631	2.10

Systems Software
Microsoft Corp.	72,379	20,866,866	8.18
ServiceNow, Inc.*	19,409	9,019,750	3.54
		29,886,616	11.72
Technology Hardware, Storage & Peripherals
Apple, Inc.	86,555	14,272,919	5.60

Trading Companies & Distributors
United Rentals, Inc.	6,017	2,381,288	0.93

Transaction & Payment Processing Services
Mastercard, Inc. - Cl. A	24,838	9,026,378	3.54

Wireless Telecommunication Services
T-Mobile US, Inc.*	46,938	6,798,500	2.67

TOTAL COMMON STOCKS
(Cost $169,220,149)		239,273,493	93.81

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.53%#	17,813,719	17,813,719	6.99

TOTAL SHORT-TERM INVESTMENTS
(Cost $17,813,719)		17,813,719	6.99

TOTAL INVESTMENTS
(Cost $187,033,868)		257,087,212	100.80

Liabilities, Less Cash and Other Assets		(2,032,713)	(0.80)

NET ASSETS		$255,054,499	100.00%

*	Non-income producing.

#	Rate shown is the 7-day yield as of March 31, 2023.

See notes to financial statements.

MIDCAP GROWTH FOCUS FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Midcap Growth Focus Fund’s Investor Class shares and Institutional Class shares posted total returns of +14.29% and +14.39%, respectively, for the six-month fiscal period ended March 31, 2023. The Fund underperformed its benchmark index, the Russell Midcap Growth Index, which had a total return of +16.67% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2023.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated.

The Fund’s investments in medium-capitalization or midcap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Midcap Growth Focus Fund’s underperformance during the six-month fiscal period ended March 31, 2023, as compared to the Russell Midcap Growth Index, can be primarily attributed to stock selection in the Financials, Industrials, and Heath Care sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). The Fund’s relative performance was also adversely impacted by having an underweight allocation to one of the stronger-performing sectors of the benchmark index, Health Care. Additionally, the Fund’s performance was dampened, relative to its benchmark index, by maintaining an average cash position of approximately 5% as the benchmark index returned +16.67% during the period.

Financials position First Republic Bank (“First Republic”) (-80% prior to being sold) detracted from the Fund’s performance over the period. With the failure of Silicon Valley Bank, many depositors grew nervous that First Republic would be seized by the Federal Deposit Insurance Corporation and withdrew their money causing a bank run. The bank run was stopped once several large banks stepped in to add deposits to First Republic and stabilize the balance sheet. First Republic is a high-quality, high-service bank that primarily provides home loans to low risk borrowers on the east and west coasts. Unfortunately, as the stock price fell, depositors continued withdrawing funds which contributed to the further devaluing of the company in an accelerating cycle. As a result, we exited the position.

Uber Technologies, Inc. (“Uber”) (-18% prior to being sold) detracted from the performance of the portfolio during the period partly as a result of the company still being in the early stages of generating significant operating profit margins. In addition, the regulatory overhang in certain US states regarding whether to classify Uber’s drivers as independent contractors or employees has hampered the performance of Uber’s stock. Given these issues, we chose to exit the position in favor of allocating assets in the portfolio to stocks that we believe have a higher likelihood of maintaining long-term sustainable margins.

The Fund had some bright spots during the period, including stock selection in the Information Technology and Consumer Discretionary sectors. The Fund’s results in Consumer Discretionary were further bolstered by the Fund’s overweight allocation to the sector, which was the strongest-performing sector of the benchmark index during the period. An underweight allocation to two weaker-performing areas of the benchmark index, Communication Services and Materials, aided the Fund’s results on a relative performance basis.

MIDCAP GROWTH FOCUS FUND

In the Information Technology sector, Constellation Software, Inc. (“Constellation”) (+38%) was a positive contributor to the Fund’s performance over the period for several reasons. First, technology companies generally benefited as interest rate increases diminished in magnitude during February and March of 2023, partially reversing the industry’s weak performance in 2022. In addition, Constellation announced the spin-off of Lumine Group Inc. (“Lumine”) (the shares of which the Fund received through the spin-off were sold during the period), which helped to unlock value and focus Constellation’s attention on fewer offerings. Last, semi-annual results were stronger than expected with an uptick in organic growth.

Consumer Discretionary holding NVR, Inc. (+35%), one of the largest homebuilders in the United States, operating in 34 metropolitan areas, was a contributor to the Fund’s performance for the period as the company continued to outperform expectations for new homes sales, price per home sold, and overall profitability. Due to over a decade of underinvestment in the homebuilding market, there is a long-term industry shortfall for new construction, and it is estimated that this underinvestment has led to an approximate shortfall of 4 million homes in the US housing industry. Although the US housing industry is considered cyclical and has been negatively impacted by tighter financial conditions, the fundamentals for household formation, including the cumulative housing shortfall, overall migration away from cities, and greater representation of millennials in the work force, should remain strong for multiple years.

During the reporting period, the Fund reduced its exposure to the Energy and Financials sectors and sold its sole position in the Real Estate sector. The Fund increased its allocation to the Health Care, Communication Services, and Consumer Discretionary sectors. There were no significant changes to the Fund’s allocations to the Information Technology or Industrials sectors. Additionally, the Fund’s lack of exposure to the Consumer Staples, Materials, and Utilities sectors remained unchanged.

Fiscal Period-End Investment Posture

As of March 31, 2023, the Fund’s primary economic sector allocations included Information Technology, Consumer Discretionary, Industrials, and Health Care. At period end, the Fund had no investments in the Consumer Staples, Materials, Real Estate, or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MIDCAP GROWTH FOCUS FUND OVERVIEW

March 31, 2023 (Unaudited)

The Midcap Growth Focus Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies. The Fund will normally hold a core position of between 35 and 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.35%	TOTAL ANNUAL OPERATING EXPENSES*	1.12%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	SYNOPSYS, INC.	5.23%
	CHIPOTLE MEXICAN GRILL, INC.	4.64%
	AMPHENOL CORP. - CL. A	4.46%
	CINTAS CORP.	4.23%
	HEICO CORP.	4.02%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.
The Russell Midcap Growth Index (the “Underlying Index”) measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market. The Underlying Index measures the performance of equity securities of Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.
(3)	This chart assumes an initial investment of $10,000 made on March 31, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.
(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
HEICO Corp.	57,011	$9,751,161	4.02%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	22,155	8,068,630	3.33

Application Software
Constellation Software, Inc.	5,185	9,748,145	4.02
Synopsys, Inc.*	32,816	12,675,180	5.23
		22,423,325	9.25
Automotive Parts & Equipment
Mobileye Global, Inc. - Cl. A*	56,975	2,465,308	1.02

Automotive Retail
O’Reilly Automotive, Inc.*	9,076	7,705,343	3.18

Biotechnology
Neurocrine Biosciences, Inc.*	64,223	6,500,652	2.68

Casinos & Gaming
Las Vegas Sands Corp.*	102,075	5,864,209	2.42

Diversified Support Services
Cintas Corp.	22,184	10,264,093	4.23

Electrical Components & Equipment
AMETEK, Inc.	48,635	7,068,125	2.92

Electronic Components
Amphenol Corp. - Cl. A	132,175	10,801,341	4.46

Electronic Equipment & Instruments
Novanta, Inc.*	42,470	6,756,552	2.79

Financial Exchanges & Data
MSCI, Inc.	14,888	8,332,665	3.44

Health Care Equipment
GE HealthCare Technologies, Inc.*	30,576	2,508,149	1.04
IDEXX Laboratories, Inc.*	14,839	7,420,687	3.06
		9,928,836	4.10
Home Improvement Retail
Floor & Decor Holdings, Inc. - Cl. A*	24,837	2,439,490	1.01

Homebuilding
NVR, Inc.*	1,287	7,171,409	2.96

Interactive Home Entertainment
Take-Two Interactive Software, Inc.*	20,647	2,463,187	1.02

IT Consulting & Other Services
Gartner, Inc.*	7,425	2,418,842	1.00

Leisure Products
Acushnet Holdings Corp.	145,062	7,389,458	3.05

Life Sciences Tools & Services
Mettler-Toledo International, Inc.*	5,734	8,774,224	3.62
Repligen Corp.*	29,824	5,021,169	2.07
		13,795,393	5.69
Movies & Entertainment
Spotify Technology S.A.*	40,983	5,476,149	2.26

Oil & Gas Exploration & Production
Pioneer Natural Resources Company	31,846	6,504,227	2.68

Other Specialty Retail
Five Below, Inc.*	11,557	2,380,395	0.98

Passenger Airlines
United Airlines Holdings, Inc.*	126,178	5,583,377	2.30

Restaurants
Chipotle Mexican Grill, Inc.*	6,582	11,243,965	4.64

Semiconductor Materials & Equipment
Enphase Energy, Inc.*	34,236	7,199,146	2.97
KLA Corp.	21,400	8,542,238	3.52
		15,741,384	6.49
Semiconductors
Marvell Technology, Inc.	56,386	2,441,514	1.01
Microchip Technology, Inc.	109,468	9,171,229	3.78
		11,612,743	4.79
Systems Software
Palo Alto Networks, Inc.*	39,964	7,982,409	3.29

Trading Companies & Distributors
United Rentals, Inc.	23,516	9,306,692	3.84
Watsco, Inc.	7,720	2,456,195	1.01
		11,762,887	4.85
Transaction & Payment Processing Services
Toast, Inc. - Cl. A*	189,531	3,364,175	1.39

TOTAL COMMON STOCKS
(Cost $173,740,084)		233,259,730	96.24

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.53%#	10,157,116	10,157,116	4.19

TOTAL SHORT-TERM INVESTMENTS
(Cost $10,157,116)		10,157,116	4.19

TOTAL INVESTMENTS
(Cost $183,897,200)		243,416,846	100.43

Liabilities, Less Cash and Other Assets		(1,053,965)	(0.43)

NET ASSETS		$242,362,881	100.00%

*	Non-income producing.

#	Rate shown is the 7-day yield as of March 31, 2023.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico International Opportunities Fund’s Investor Class shares and Institutional Class shares posted total returns of (US$) +26.88% and +27.10%, respectively, for the six-month fiscal period ended March 31, 2023. The Fund underperformed its benchmark index, the MSCI Europe Australasia Far East Index (“MSCI EAFE Index”), which had a total return of (US$) +27.27% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2023.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The International Opportunities Fund’s underperformance during the six-month fiscal period ended March 31, 2023, as compared to the MSCI EAFE Index, can be primarily attributed to stock selection in the Financials, Health Care, and Consumer Discretionary sectors, as defined in the Global Industry Classification Standard (“GICS”)(2). The Fund’s relative performance was also dampened by having an overweight allocation to two of the benchmark index’s weaker-performing sectors, Health Care and Communication Services. Additionally, the Fund’s cash position (approximately 8% at the beginning of the period, as represented by the Fund’s foreign cash and short-term investments positions; and approximately 2% for the period on average) detracted from the Fund’s relative performance as the benchmark index returned +27.27% during the period.

Health Care holding Olympus Corp. (“Olympus”) (-8%) detracted from the Fund’s performance during the period. We believe Olympus’ long-term growth and margin prospects remain intact, and that it is still a best-in-class medical device company in the “scope” subsector (e.g., endoscopies and colonoscopies). Nonetheless, the stock struggled over the period partly as a result of a temporary slowing in sales in China as the treatment and prevention of COVID-19 infections was prioritized by health care providers. In addition, a slight underperformance in margin improvement following several strong quarters of progression hindered performance.

In the Financials sector, Intact Financial Corp. (“Intact”) (+2%) detracted from the Fund’s performance over the period though the stock’s performance was slightly positive on an absolute basis. The stock underperformed during the period as inflation had a temporary adverse impact on automobile underwriting, which hurt insurance margins.

On the positive side, stock selection in the Communication Services, Information Technology, Consumer Staples, and Materials sectors bolstered the Fund’s performance during the period. An overweight allocation to the two strongest-performing sectors of the benchmark index, Information Technology and Consumer Discretionary, provided an additional tailwind on a relative performance basis.

Information Technology holding ASML Holding N.V. (“ASML”) (+60%) was a top contributor to the Fund’s performance during the period as optimism built that, despite the weakening macroeconomic environment, ASML would realize continued revenue growth in 2023. While ASML has exposure to producers of memory chips, most of its sales are to customers that produce logic chips (e.g., Central Processing Units and Graphics Processing Units). While spending on memory chip-making equipment is expected to decline materially in 2023, we anticipate that the continued strength in logic chip spending should more than offset that decline. One of ASML’s top customers, Taiwan Semiconductor Manufacturing Co. Ltd., continues to execute its capacity growth plans, which we expect to lead to the purchase of more ASML photolithography tools. This improved sentiment on logic chip spending in 2023 along with more confidence in the multi-year opportunity for ASML has contributed to ASML’s outperformance.

INTERNATIONAL OPPORTUNITIES FUND

In Communication Services, Tencent Holdings Ltd. (“Tencent”) (+53%) was a positive contributor to the Fund’s performance over the period. Tencent, like other Chinese technology companies, had been through two tough years of increased technology regulation and anti-COVID-19 measures that dramatically impacted its business. During December of 2022, China unexpectedly and broadly relaxed its COVID-19 restrictions which contributed to improved consumer behavior and investor sentiment in Chinese stocks. While COVID-19 cases flared up again in January of 2023, adversely impacting the stock prices of many Chinese companies, consumer activity in February and March of 2023 improved markedly and Chinese stocks rallied. Tencent, in particular, reported a strong quarterly result in late March of 2023 which showed very strong focus on margin improvement as well as a surprising rebound in advertising activity, especially of its new short video product.

Although active currency management is not a central facet of the International Opportunities Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a negative impact on Fund performance.

There were minimal shifts in the Fund’s sector allocations during the period with the major change being that the Fund reduced its allocation to the Health Care sector. There were no significant changes to the Fund’s allocations to the Information Technology, Consumer Discretionary, Materials, Consumer Staples, Communication Services, Financials, Industrials, Energy, and Real Estate sectors. The Fund’s lack of exposure to the Utilities sector remained unchanged.

Fiscal Period-End Investment Posture

As of March 31, 2023, the Fund’s primary economic sector allocations included the Health Care, Consumer Discretionary, Information Technology, Financials, Consumer Staples, and Communication Services sectors. The Fund had no investments in the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were in Germany, France, the United Kingdom, Japan, China/Hong Kong, Switzerland, and Canada. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Other Developments

As noted earlier in this report, effective April 17, 2023, Robert G. Susman no longer serves as a co-portfolio manager of the Marsico International Opportunities Fund and Peter C. Marsico and James D. Marsico have been added as co-portfolio managers.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

March 31, 2023 (Unaudited)

The International Opportunities Fund is a diversified portfolio and invests primarily (generally, no less than 65% of its total assets) in foreign securities, such as common stocks of foreign companies that are selected for their long-term growth potential, and other foreign securities, whether traded in the US (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be economically tied to the US.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.71%	TOTAL ANNUAL OPERATING EXPENSES*	1.81%
NET EXPENSES* †	1.50%	NET EXPENSES* †	1.25%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	AIRBUS S.E.	4.19%
	NESTLÉ S.A.	3.76%
	ASTRAZENECA PLC	3.72%
	ASML HOLDING N.V.	3.64%
	NOVO NORDISK A/S - CL. B	3.27%

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.
†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to the Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.
(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.
(3)	This chart assumes an initial investment of $10,000 made on March 31, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.
(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	12,520	$1,672,265	4.19%

Apparel, Accessories & Luxury Goods
LVMH Moet Hennessy Louis Vuitton S.E.	1,210	1,110,669	2.78

Application Software
Constellation Software, Inc.	306	575,300	1.44
SAP S.E.	8,892	1,122,797	2.82
Xero Ltd.*	4,129	250,430	0.63
		1,948,527	4.89
Asset Management & Custody Banks
Partners Group Holding A.G.	196	184,578	0.46

Automobile Manufacturers
Ferrari N.V.	1,615	437,568	1.10

Biotechnology
CSL Ltd.	3,379	654,412	1.64

Broadline Retail
Alibaba Group Holding Ltd. Spon. ADR*	8,280	846,050	2.12
Dollarama, Inc.	4,622	276,226	0.69
JD.com, Inc. - Cl. A	23,516	513,500	1.29
MercadoLibre, Inc.*	353	465,275	1.17
		2,101,051	5.27
Casinos & Gaming
Evolution A.B.	3,464	464,101	1.16

Consumer Electronics
Sony Group Corp.	11,600	1,056,567	2.65

Distillers & Vintners
Diageo PLC	23,041	1,028,311	2.58

Diversified Banks
BAWAG Group A.G.	15,163	736,452	1.85
HDFC Bank Ltd. Spon. ADR	10,424	694,968	1.74
		1,431,420	3.59
Electronic Equipment & Instruments
Keyence Corp.	1,800	882,195	2.21

Financial Exchanges & Data
Deutsche Boerse A.G.	4,644	904,233	2.27

Health Care Equipment
Olympus Corp.	45,600	800,861	2.01

Health Care Supplies
Alcon, Inc.	17,173	1,219,068	3.06

Human Resource & Employment Services
Recruit Holdings Company Ltd.	13,300	365,870	0.92

Industrial Conglomerates
Siemens A.G.	4,197	679,930	1.70

Industrial Gases
Air Liquide S.A.	4,757	796,267	2.00

Industrial Machinery & Supplies & Components
MISUMI Group, Inc.	16,000	402,053	1.01

Integrated Oil & Gas
TotalEnergies S.E.	11,641	686,396	1.72

Integrated Telecommunication Services
Cellnex Telecom S.A.	20,451	795,291	1.99
Deutsche Telekom A.G.	48,293	1,170,250	2.94
		1,965,541	4.93
Interactive Home Entertainment
Sea Ltd. ADR*	4,933	426,951	1.07

Interactive Media & Services
Scout24 S.E.	11,287	671,340	1.68
Tencent Holdings Ltd.	22,400	1,094,672	2.75
		1,766,012	4.43
Life & Health Insurance
AIA Group Ltd.	113,200	1,187,169	2.98

Movies & Entertainment
Spotify Technology S.A.*	2,877	384,425	0.96

Packaged Foods & Meats
Nestlé S.A.	12,290	1,498,526	3.76

Personal Care Products
L’Oreal S.A.	1,782	796,274	2.00

Pharmaceuticals
AstraZeneca PLC	10,716	1,484,747	3.72
Dechra Pharmaceuticals PLC	8,352	273,440	0.69
Novo Nordisk A/S - Cl. B	8,213	1,304,399	3.27
Roche Holding A.G.	4,089	1,168,401	2.93
		4,230,987	10.61
Property & Casualty Insurance
Intact Financial Corp.	6,500	930,248	2.33

Real Estate Services
FirstService Corp.	3,400	479,069	1.20

Research & Consulting Services
Experian PLC	25,111	826,848	2.07

Restaurants
Domino’s Pizza Enterprises Ltd.	10,222	343,145	0.86
Meituan - Cl. B*	26,640	483,308	1.21
		826,453	2.07

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Semiconductor Materials & Equipment
ASML Holding N.V.	2,132	$1,452,847	3.64%

Semiconductors
Infineon Technologies A.G.	15,880	652,115	1.63
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	9,638	896,527	2.25
		1,548,642	3.88
Soft Drinks & Non-alcoholic Beverages
Coca-Cola Europacific Partners PLC	21,861	1,293,953	3.24

Specialty Chemicals
Shin-Etsu Chemical Company Ltd.	26,000	843,987	2.12

Transaction & Payment Processing Services
Adyen N.V.*	227	361,708	0.91

TOTAL COMMON STOCKS
(Cost $30,617,345)		39,645,982	99.41

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.53%#	311,265	311,265	0.78

TOTAL SHORT-TERM INVESTMENTS
(Cost $311,265)		311,265	0.78

TOTAL INVESTMENTS
(Cost $30,928,610)		39,957,247	100.19

Liabilities, Less Cash and Other Assets		(74,891)	(0.19)

NET ASSETS		$39,882,356	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Argentina	$465,275	1.16%
Australia	997,557	2.50
Austria	736,452	1.84
Canada	2,260,843	5.66
China/Hong Kong	4,124,699	10.32
Denmark	1,304,399	3.26
France	5,061,871	12.67
Germany	5,200,665	13.02
India	694,968	1.74
Italy	437,568	1.10
Japan	4,351,533	10.89
Netherlands	1,814,555	4.54
New Zealand	250,430	0.63
Singapore	426,951	1.07
Spain	795,291	1.99
Sweden	848,526	2.12
Switzerland	4,070,573	10.19
Taiwan	896,527	2.24
United Kingdom	4,907,299	12.28
United States(1)	311,265	0.78
	$39,957,247	100.00%

(1)	Includes short-term securities.

*	Non-income producing.

#	Rate shown is the 7-day yield as of March 31, 2023.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Global Fund’s Investor Class shares and Institutional Class shares posted total returns of (US$) +18.37% and +18.52%, respectively, for the six-month fiscal period ended March 31, 2023. The Fund outperformed its benchmark index, the MSCI All Country World Index (“MSCI ACWI Index”), which had a total return of (US$) +17.78% over the same time period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2023.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

The Global Fund’s outperformance during the six-month fiscal period ended March 31, 2023, as compared to the MSCI ACWI Index, can be primarily attributed to stock selection and an overweight allocation on average to the benchmark index’s stronger-performing Communication Services sector, as defined in the Global Industry Classification Standard (“GICS”)(2). Stock selection in the Information Technology and Consumer Staples sectors was also strong. The Fund’s relative performance was also bolstered by having an underweight allocation to one of the benchmark index’s weaker-performing sectors, Financials. A lack of exposure to the Utilities and Real Estate sectors, the two weakest-performing areas of the benchmark index, created an additional tailwind for relative Fund performance.

Communication Services holding Meta Platforms, Inc. – Cl. A (“Meta”) (+109%) was a top contributor to the Fund’s performance in the period due in part to its increased focus on profitability and efficiency. We believe this shift in strategy has resulted in greater visibility for margin improvement and higher levels of free cash flow generation, which has been well received by the market. The company’s ability to raise earnings despite facing higher levels of inflation and an unpredictable macroeconomic environment is also contributing to its growing popularity among investors. Overall, Meta’s improved performance and focus on profitability appear to be paying off in terms of investor confidence and financial results.

In the Information Technology sector, ASML Holding N.V. – NY Reg. Shs. (“ASML”) (+65%) bolstered the Fund’s performance during the period as optimism built that, despite the weakening macroeconomic environment, ASML would realize continued revenue growth in 2023. While ASML has exposure to producers of memory chips, most of its sales are to customers that produce logic chips (e.g., Central Processing Units and Graphics Processing Units). While spending on memory chip-making equipment is expected to decline materially in 2023, we anticipate that the continued strength in logic chip spending should more than offset that decline. One of ASML’s top customers, Taiwan Semiconductor Manufacturing Co. Ltd., continues to execute its capacity growth plans, which we expect to lead to the purchase of more ASML photolithography tools. This improved sentiment on logic chip spending in 2023 along with more confidence in the multi-year opportunity for ASML has contributed to ASML’s outperformance.

On the negative side, stock selection and an overweight allocation to one of the weaker-performing sectors of the benchmark index, Consumer Discretionary, emerged as the largest detractor from the Fund’s performance results. Stock selection in the Financials, Industrials, and Energy sectors was also weak. An overweight allocation to the weaker-performing Health Care sector created a drag on the Fund’s performance. Additionally, the Fund’s cash position (approximately 26% at the beginning of the period, as represented by the Fund’s short-term investments position) was temporarily elevated at the beginning of the period as the Fund was changing its portfolio composition to reinvest in other positions or attempt to preserve capital based on market conditions. The Fund reduced its cash position (approximately 2% for the period on average) but overall, the Fund’s cash position detracted from the Fund’s relative performance during the period as the benchmark index returned +17.78% during the same period.

GLOBAL FUND

The competitive landscape for Financials sector holding PayPal Holdings, Inc.’s. (“PayPal”) (-20% prior to being sold) core product as a payment option at checkout is becoming increasingly intense, which contributed to the stock’s underperformance during the period. As commerce continues to shift toward mobile checkout, PayPal’s dominance in this space may be challenged by emerging competitors, particularly Apple Pay. Due to its user-friendly interface, we anticipate that consumers will increasingly choose Apple Pay as their preferred payment method at checkout, which could pose a long-term challenge to PayPal’s core product. As a result, we exited our position in PayPal.

In the Consumer Discretionary sector, Amazon.com, Inc. (“Amazon”) (-9%) detracted from the Fund’s performance during the period as the company’s fourth quarter results and forward outlook underwhelmed many investors. Despite its underperformance, we remain confident that Amazon is well-positioned to drive outsized returns over the long run. The company is currently grappling with slowing demand in its cloud computing business (Amazon Web Services) and overcapacity in its retail distribution business. While the slowdown could persist for the next couple of quarters, we believe the long-term trends remain positive. In particular, we believe the emergence of artificial intelligence solutions should accelerate the demand for Amazon’s cloud services as corporations look to drive productivity across their workforces, while introducing innovative products and services to the marketplace.

Although active currency management is not a central facet of the Global Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a positive impact on Fund performance.

There were several sector adjustments made to the Fund during the reporting period. The Fund increased its exposure to several sectors including Industrials, Communication Services, Information Technology, and Health Care. The Fund reduced its exposure to the Materials, Consumer Discretionary, and Financials sectors. There were no significant changes to the Fund’s allocations to the Energy or Consumer Staples sectors. The Fund’s lack of exposure to the Real Estate and Utilities sectors remained unchanged.

Fiscal Period-End Investment Posture

As of March 31, 2023, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Health Care, Industrials, and Communication Services. At period end, the Fund had no investments in the Financials, Real Estate or Utilities sectors.

The Fund’s most significant country allocation weightings at period-end, excluding short-term investments, were in the United States, France, Germany, and the United Kingdom. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Other Developments

As noted earlier in this report, effective April 17, 2023, Robert G. Susman no longer serves as a co-portfolio manager of the Marsico Global Fund and Peter C. Marsico and James D. Marsico have been added as co-portfolio managers.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(2)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GLOBAL FUND OVERVIEW

March 31, 2023 (Unaudited)

The Global Fund is a diversified portfolio and invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US or other foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.38%	TOTAL ANNUAL OPERATING EXPENSES*	1.07%
NET EXPENSES* †	1.46%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	HERMES INTERNATIONAL	8.40%
	DEUTSCHE TELEKOM A.G.	5.11%
	META PLATFORMS, INC. - CL. A	5.00%
	ASML HOLDING N.V. - NY REG. SHS.	4.77%
	MICROSOFT CORP.	4.69%

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.
†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to the Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.
(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.
(3)	This chart assumes an initial investment of $10,000 made on March 31, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.
(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.
(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

March 31, 2023 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	19,906	$2,658,794	1.64%

Apparel, Accessories & Luxury Goods
Hermes International	6,706	13,581,365	8.40
lululemon athletica, inc.*	12,934	4,710,433	2.92
		18,291,798	11.32
Application Software
Synopsys, Inc.*	14,612	5,643,885	3.49

Automotive Parts & Equipment
Mobileye Global, Inc. - Cl. A*	27,856	1,205,329	0.75

Automotive Retail
O’Reilly Automotive, Inc.*	5,809	4,931,725	3.05

Biotechnology
Neurocrine Biosciences, Inc.*	40,732	4,122,893	2.55

Broadline Retail
Alibaba Group Holding Ltd. Spon. ADR*	21,790	2,226,502	1.38
Amazon.com, Inc.*	70,718	7,304,462	4.52
		9,530,964	5.90
Consumer Staples Merchandise Retail
Costco Wholesale Corp.	9,846	4,892,182	3.03

Industrial Conglomerates
Siemens A.G.	20,694	3,352,509	2.07

Integrated Telecommunication Services
Deutsche Telekom A.G.	340,906	8,260,935	5.11

Interactive Media & Services
Meta Platforms, Inc. - Cl. A*	38,118	8,078,729	5.00

Managed Health Care
UnitedHealth Group, Inc.	8,906	4,208,887	2.60

Oil & Gas Exploration & Production
Pioneer Natural Resources Company	22,190	4,532,086	2.80

Personal Care Products
L’Oreal S.A.	14,543	6,498,432	4.02

Pharmaceuticals
AstraZeneca PLC	41,424	5,739,472	3.55
Eli Lilly & Company	17,291	5,938,075	3.68
Novo Nordisk A/S - Cl. B	44,193	7,018,788	4.34
		18,696,335	11.57
Restaurants
Chipotle Mexican Grill, Inc.*	3,247	5,546,817	3.43
Starbucks Corp.	43,153	4,493,522	2.78
		10,040,339	6.21
Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	11,333	7,714,486	4.77

Semiconductors
NVIDIA Corp.	19,785	5,495,680	3.40
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	59,021	5,490,133	3.40
		10,985,813	6.80
Specialty Chemicals
The Sherwin-Williams Company	18,863	4,239,836	2.62

Systems Software
Microsoft Corp.	26,317	7,587,191	4.69

Technology Hardware, Storage & Peripherals
Apple, Inc.	31,982	5,273,832	3.26

Trading Companies & Distributors
Ashtead Group PLC	76,992	4,727,682	2.92
United Rentals, Inc.	15,337	6,069,771	3.76
		10,797,453	6.68
TOTAL COMMON STOCKS
(Cost $115,120,473)		161,544,433	99.93

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 4.53%#	437,355	437,355	0.27

TOTAL SHORT-TERM INVESTMENTS
(Cost $437,355)		437,355	0.27

TOTAL INVESTMENTS
(Cost $115,557,828)		161,981,788	100.20

Liabilities, Less Cash and Other Assets		(325,808)	(0.20)

NET ASSETS		$161,655,980	100.00%

*	Non-income producing.

#	Rate shown is the 7-day yield as of March 31, 2023.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
China/Hong Kong	$2,226,502	1.38%
Denmark	7,018,788	4.33
France	22,738,591	14.04
Germany	11,613,444	7.17
Israel	1,205,329	0.74
Netherlands	7,714,486	4.76
Taiwan	5,490,133	3.39
United Kingdom	10,467,154	6.46
United States(1)	93,507,361	57.73
	$161,981,788	100.00%

(1)	Includes short-term securities.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $418,511, $187,034, $183,897, $30,929, and $115,558, respectively)	$619,840	$257,087
Foreign currency (cost $0, $0, $0, $3, and $0, respectively)	—	—
Receivable for capital stock sold	11	2
Dividends receivable	99	78
Prepaid expenses and other assets	6,080	1,524
Total Assets	626,030	258,691

LIABILITIES
Payable for capital stock redeemed	93	49
Due to custodian	—	—
Payable to investment adviser	231	88
Accrued trustees’ fees	6,088	1,517
Accrued distribution fee	1,905	1,765
Accrued professional fees	210	89
Accrued transfer agent fees and expenses	130	63
Accrued fund administration fees	43	28
Accrued expenses and other liabilities	59	38
Total Liabilities	8,759	3,637

NET ASSETS	$617,271	$255,054

NET ASSETS CONSIST OF
Paid-in-capital	$405,691	$187,952
Total distributable earnings	211,580	67,102
NET ASSETS	$617,271	$255,054

NET ASSET VALUE INFORMATION BY CLASS

INVESTOR CLASS:
Net Assets	$522,395	$229,943
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	29,522	14,336
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$17.70	$16.04

INSTITUTIONAL CLASS:
Net Assets	$94,876	$25,111
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	5,340	1,560
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$17.77	$16.09

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$243,417	$39,957	$161,982
—	3	—
5	1	9
79	169	108
604	154	779
244,105	40,284	162,878

86	4	7
113	—	—
126	6	61
596	141	774
611	186	210
85	15	55
63	18	53
31	12	28
31	20	34
1,742	402	1,222

$242,363	$39,882	$161,656

$182,090	$33,737	$117,251
60,273	6,145	44,405
$242,363	$39,882	$161,656

$222,393	$37,060	$144,688
6,573	2,114	9,031
$33.84	$17.53	$16.02

$19,970	$2,822	$16,968
588	160	1,054
$33.95	$17.60	$16.10

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED March 31, 2023 (Unaudited)

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $10, $2, $29, $26, and $42, respectively, of non-reclaimable foreign withholding taxes)	$2,869	$1,192
Total Investment Income	2,869	1,192

EXPENSES
Investment advisory fees	2,223	979
Distribution fees:
Investor Class	620	278
Trustees’ fees and expenses	568 (1)	144 (1)
Transfer agent fees and expenses:
Investor Class	257	116
Institutional Class	34	11
Professional fees	295	123
Fund administration fees:
Investor Class	67	56
Institutional Class	13	7
Custody and fund accounting fees	58	41
Reporting, printing, and postage expenses	52	25
Miscellaneous	47	24
Federal and state registration fees	25	21
Total Expenses	4,259	1,825
Less waiver of expenses and expenses paid indirectly	(150)	(78)
Net Expenses	4,109	1,747

NET INVESTMENT INCOME (LOSS)	(1,240)	(555)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	17,141	5,926
Net realized gain (loss) on foreign currency transactions	—	(333)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	57,352	27,364

Net Gain on Investments	74,493	32,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,253	$32,402

(1)	Amounts include Trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Non-Interested Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$109,088	$458,418
Growth Fund	45,675	97,925
Midcap Growth Focus Fund	43,162	21,359
International Opportunities Fund	6,712	13,451
Global Fund	27,798	55,452

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$1,319	$292	$855
1,319	292	855

958	152	616

273	43	173
65 (1)	20 (1)	83 (1)

145	32	113
12	8	10
120	22	76

55	20	50
7	4	7
44	41	45
24	9	18
22	5	15
19	14	17
1,744	370	1,223
(34)	(89)	(88)
1,710	281	1,135

(391)	11	(280)

7,039	391	4,370
(273)	(120)	224
24,738	8,684	21,919

31,504	8,955	26,513

$31,113	$8,966	$26,233

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND
(Amounts in thousands)	Six-Month Period Ended 3/31/23 (Unaudited)	Year Ended 9/30/22(1)	Six-Month Period Ended 3/31/23 (Unaudited)	Year Ended 9/30/22(1)

OPERATIONS:
Net investment income (loss)	$(1,240)	$(1,528)	$(555)	$(2,766)
Net realized gain (loss) on investments	17,141	82,900	5,926	(4,112)
Net realized gain (loss) on foreign currency transactions	—	—	(333)	(12)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	57,352	(319,343)	27,364	(128,165)

Net increase (decrease) in net assets resulting from operations	73,253	(237,971)	32,402	(135,055)

DISTRIBUTIONS:
Investor Class	(73,616)	(99,779)	—	(119,847)
Institutional Class	(10,950)	— (2)	—	— (2)

Total distributions	(84,566)	(99,779)	—	(119,847)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from sales of shares	5,819	35,500	3,257	12,042
Proceeds from reinvestment of distributions	70,749	94,464	—	111,454
Redemption of shares	(43,176)	(224,653)	(25,531)	(80,601)
Net increase (decrease) from Investor Class capital share transactions	33,392	(94,689)	(22,274)	42,895
Institutional Class:
Proceeds from sales of shares	23,394	145,353	1,842	37,633
Proceeds from reinvestment of distributions	9,085	—	—	—
Redemption of shares	(23,169)	(22,673)	(1,306)	(5,091)
Net increase (decrease) from Institutional Class capital share transactions	9,310	122,680	536	32,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,389	(309,759)	10,664	(179,465)

NET ASSETS:
Beginning of Period	585,882	895,641	244,390	423,855

End of Period	$617,271	$585,882	$255,054	$244,390

TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	328	1,432	219	632
Shares issued in reinvestment of distributions	4,466	3,618	—	5,043
Shares redeemed	(2,463)	(8,912)	(1,747)	(4,044)

Net increase (decrease) from Investor Class share transactions	2,331	(3,862)	(1,528)	1,631

Institutional Class:
Shares sold	1,421	5,636	118	1,821
Shares issued in reinvestment of distributions	572	—	—	—
Shares redeemed	(1,275)	(1,014)	(87)	(292)

Net increase (decrease) from Institutional Class share transactions	718	4,622	31	1,529

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(3)	Shares issued in reinvestment of distributions were less than one thousand shares.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Six-Month Period Ended 3/31/23 (Unaudited)	Year Ended 9/30/22(1)	Six-Month Period Ended 3/31/23 (Unaudited)	Year Ended 9/30/22(1)	Six-Month Period Ended 3/31/23 (Unaudited)	Year Ended 9/30/22(1)

$(391)	$(3,078)	$11	$44	$(280)	$(1,175)
7,039	1,372	391	(1,462)	4,370	9,973
(273)	56	(120)	(1,111)	224	(3,431)
24,738	(125,735)	8,684	(16,550)	21,919	(101,099)

31,113	(127,385)	8,966	(19,079)	26,233	(95,732)

—	(48,168)	(58)	(7,105)	(5,698)	(48,975)
—	— (2)	(3)	— (2)	(627)	— (2)

—	(48,168)	(61)	(7,105)	(6,325)	(48,975)

2,014	5,044	555	2,838	991	6,246
—	45,254	56	6,538	5,522	43,077
(11,874)	(58,977)	(2,001)	(14,565)	(17,451)	(87,198)
(9,860)	(8,679)	(1,390)	(5,189)	(10,938)	(37,875)

18,621	29,189	342	6,983	7,632	35,305
—	—	2	—	341	—
(18,116)	(3,391)	(2,845)	(1,016)	(5,999)	(11,504)
505	25,798	(2,501)	5,967	1,974	23,801

21,758	(158,434)	5,014	(25,406)	10,944	(158,781)

220,605	379,039	34,868	60,274	150,712	309,493

$242,363	$220,605	$39,882	$34,868	$161,656	$150,712

61	126	33	157	66	321
—	967	4	310	386	1,915
(363)	(1,441)	(127)	(797)	(1,179)	(4,413)

(302)	(348)	(90)	(330)	(727)	(2,177)

562	677	20	379	528	1,617
—	—	— (3)	—	24	—
(547)	(104)	(175)	(64)	(413)	(702)

15	573	(155)	315	139	915

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO FOCUS FUND
Investor Class:	Six-Month Period Ended 3/31/23 (Unaudited)		Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

Net Asset Value, Beginning of Period	$18.41		$28.84	$25.92	$18.59	$20.17	$19.63

Income from Investment Operations:
Net investment loss	(0.02)		(0.09)	(0.22)	(0.10)	(0.04)	(0.09)
Net realized and unrealized gains (losses) on investments	2.12		(7.13)	5.74	8.92	0.25	3.82
Total from investment operations	2.10		(7.22)	5.52	8.82	0.21	3.73

Distributions & Other:
Net realized gains	(2.81)		(3.21)	(2.60)	(1.49)	(1.79)	(3.19)
Total distributions and other	(2.81)		(3.21)	(2.60)	(1.49)	(1.79)	(3.19)

Net Asset Value, End of Period	$17.70		$18.41	$28.84	$25.92	$18.59	$20.17

Total Return	13.22	%(2)	(28.30)%	22.52%	50.71%	2.52%	21.78%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$522,395		$500,599	$895,641	$806,181	$554,645	$606,014
Ratio of net expenses (before expenses paid indirectly) to average net assets(5)	1.45	%(3)	1.02%	1.26%	1.24%	1.02%	1.21%
Ratio of net investment loss to average net assets(6)	(0.47	)%(3)	(0.25)%	(0.79)%	(0.53)%	(0.19)%	(0.48)%
Ratio of total expenses to average net assets(7)	1.50	%(3)	1.02%	1.26%	1.24%	1.02%	1.21%
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(8)	(0.52	)%(3)	(0.25)%	(0.79)%	(0.53)%	(0.19)%	(0.48)%
Portfolio turnover rate	55	%(2)	102%	28%	45%	42%	53%

Institutional Class:	Six-Month Period Ended 3/31/23 (Unaudited)		Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$18.45		$26.98

Income from Investment Operations:
Net investment income (loss)	(0.03)		0.04
Net realized and unrealized gains (losses) on investments	2.16		(8.57)
Total from investment operations	2.13		(8.53)

Distributions & Other:
Net realized gains	(2.81)		—	(4)
Total distributions and other	(2.81)		—

Net Asset Value, End of Period	$17.77		$18.45

Total Return	13.37	%(2)	(31.62	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$94,876		$85,283
Ratio of net expenses (before expenses paid indirectly) to average net assets(5)	1.20	%(3)	0.65	%(3)
Ratio of net investment income (loss) to average net assets(6)	(0.20	)%(3)	0.24	%(3)
Ratio of total expenses to average net assets(7)	1.24	%(3)	0.65	%(3)
Ratio of net investment income (loss) (before waivers, recoupment and expenses paid indirectly) to average net assets(8)	(0.24	)%(3)	0.24	%(3)
Portfolio turnover rate	55	%(2)	102	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.
(2)	Not Annualized.
(3)	Annualized.
(4)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.
(5)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.
(6)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.
(7)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.
(8)	Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND							MARSICO MIDCAP GROWTH FOCUS FUND
Six-Month Period Ended 3/31/23 (Unaudited)		Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18	Six-Month Period Ended 3/31/23 (Unaudited)		Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

$14.05		$29.78	$25.66	$18.75	$20.69	$18.47	$29.61		$52.48	$39.52	$33.70	$33.18	$26.19

(0.06)		(0.15)	(0.35)	(0.14)	(0.08)	(0.09)	(0.08)		(0.44)	(0.47)	(0.39)	(0.20)	(0.25)
2.05		(7.25)	6.85	8.92	0.34	4.06	4.31		(15.83)	14.77	7.30	2.15	7.24
1.99		(7.40)	6.50	8.78	0.26	3.97	4.23		(16.27)	14.30	6.91	1.95	6.99

—		(8.33)	(2.38)	(1.87)	(2.20)	(1.75)	—		(6.60)	(1.34)	(1.09)	(1.43)	—
—		(8.33)	(2.38)	(1.87)	(2.20)	(1.75)	—		(6.60)	(1.34)	(1.09)	(1.43)	—

$16.04		$14.05	$29.78	$25.66	$18.75	$20.69	$33.84		$29.61	$52.48	$39.52	$33.70	$33.18

14.16	%(2)	(34.81)%	26.51%	51.11%	3.16%	23.10%	14.29	%(2)	(35.52)%	36.56%	21.15%	6.88%	26.69%

$229,943		$222,871	$423,855	$410,592	$259,305	$298,940	$222,393		$203,593	$379,039	$291,976	$282,779	$272,867
1.45	%(3)	1.19%	1.37%	1.45%	1.27%	1.25%	1.45	%(3)	1.34%	1.33%	1.40%	1.30%	1.21%
(0.48	)%(3)	(0.84)%	(1.07)%	(0.85)%	(0.40)%	(0.46)%	(0.34	)%(3)	(1.05)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%
1.51	%(3)	1.19%	1.34%	1.50%	1.27%	1.25%	1.48	%(3)	1.34%	1.33%	1.40%	1.30%	1.21%
(0.54	)%(3)	(0.84)%	(1.04)%	(0.90)%	(0.40)%	(0.46)%	(0.37	)%(3)	(1.05)%	(0.91)%	(0.96)%	(0.66)%	(0.74)%
55	%(2)	117%	58%	77%	39%	40%	35	%(2)	55%	20%	38%	34%	90%

Six-Month Period Ended 3/31/23 (Unaudited)		Period Ended 9/30/22(1)		Six-Month Period Ended 3/31/23 (Unaudited)		Period Ended 9/30/22(1)

$14.08		$21.57		$29.68		$44.83

(0.02)		(0.07)		(0.03)		(0.22)
2.03		(7.42)		4.30		(14.93)
2.01		(7.49)		4.27		(15.15)

—		—	(4)	—		—	(4)
—		—		—		—

$16.09		$14.08		$33.95		$29.68

14.28	%(2)	(34.72	)%(2)	14.39	%(2)	(33.79	)%(2)

$25,111		$21,519		$19,970		$17,012
1.20	%(3)	0.92	%(3)	1.20	%(3)	1.11	%(3)
(0.22	)%(3)	(0.51	)%(3)	(0.16	)%(3)	(0.75	)%(3)
1.28	%(3)	0.92	%(3)	1.22	%(3)	1.11	%(3)
(0.30	)%(3)	(0.51	)%(3)	(0.18	)%(3)	(0.75	)%(3)
55	%(2)	117	%(2)	35	%(2)	55	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investor Class:	Six-Month Period Ended 3/31/23 (Unaudited)		Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

Net Asset Value, Beginning of Period	$13.84		$23.79		$20.57	$18.47	$20.23	$19.30

Income from Investment Operations:
Net investment income (loss)	—	(4)	(0.01	)(5)	(0.04)	0.04	0.01	(0.09)
Net realized and unrealized gains (losses) on investments	3.72		(7.14)		3.81	2.87	(0.35)	1.02
Total from investment operations	3.72		(7.15)		3.77	2.91	(0.34)	0.93

Distributions & Other:
Net investment income	(0.03)		—		—	(0.07)	—	—
Net realized gains	—		(2.80)		(0.55)	(0.74)	(1.42)	—
Total distributions and other	(0.03)		(2.80)		(0.55)	(0.81)	(1.42)	—

Net Asset Value, End of Period	$17.53		$13.84		$23.79	$20.57	$18.47	$20.23

Total Return	26.88	%(2)	(34.08)%		18.48%	16.14%	(0.37)%	4.82%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$37,060		$30,503		$60,274	$55,024	$53,311	$62,152
Ratio of net expenses (before expenses paid indirectly) to average net assets(7)	1.50	%(3)	1.50%		1.50%	1.50%	1.50%	1.52%
Ratio of net investment income (loss) to average net assets(8)	0.05	%(3)	0.07%		(0.11)%	0.28%	0.14%	(0.33)%
Ratio of total expenses to average net assets(9)	1.93	%(3)	1.71%		1.68%	1.81%	1.72%	1.59%
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(10)	(0.38	)%(3)	(0.14)%		(0.29)%	(0.03)%	(0.08)%	(0.40)%
Portfolio turnover rate	3	%(2)	18%		50%	60%	57%	33%

Institutional Class:	Six-Month Period Ended 3/31/23 (Unaudited)		Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$13.86		$20.20

Income from Investment Operations:
Net investment income (loss)	0.03		0.03
Net realized and unrealized gains (losses) on investments	3.72		(6.37)
Total from investment operations	3.75		(6.34)

Distributions & Other:
Net investment income	(0.01)		—
Net realized gains	—		—	(6)
Total distributions and other	(0.01)		—

Net Asset Value, End of Period	$17.60		$13.86
Total Return	27.10	%(2)	(31.39	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$2,822		$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(7)	1.25	%(3)	1.25	%(3)
Ratio of net investment income (loss) to average net assets(8)	0.12	%(3)	0.31	%(3)
Ratio of total expenses to average net assets(9)	2.05	%(3)	1.81	%(3)
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(10)	(0.68	)%(3)	(0.25	)%(3)
Portfolio turnover rate	3	%(2)	18	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Less than $0.01.

(5)	Due to timing of share activity, per share amount shown does not correlate with the amount reflected on the Statement of Changes in Net Assets.

(6)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(7)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.

(8)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(9)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(10)	Ratio of net investment loss to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GLOBAL FUND
Six-Month Period Ended 3/31/23 (Unaudited)		Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18

$14.12		$25.93	$22.83	$16.06	$17.16	$15.13

(0.05)		(0.17)	(0.28)	(0.19)	(0.12)	0.11
2.57		(7.58)	3.97	6.96	(0.82)	3.26
2.52		(7.75)	3.69	6.77	(0.94)	3.37

—		—	—	—	—	—
(0.62)		(4.06)	(0.59)	—	(0.16)	(1.34)
(0.62)		(4.06)	(0.59)	—	(0.16)	(1.34)

$16.02		$14.12	$25.93	$22.83	$16.06	$17.16

18.37	%(2)	(35.55)%	16.33%	42.15%	(5.36)%	23.94%

$144,688		$137,752	$309,493	$285,033	$228,893	$286,514
1.50	%(3)	1.45%	1.45%	1.45%	1.45%	1.48%
(0.39	)%(3)	(0.56)%	(1.03)%	(0.84)%	(0.55)%	(0.87)%
1.62	%(3)	1.37%	1.37%	1.73%	1.41%	1.59%
(0.51	)%(3)	(0.48)%	(0.95)%	(1.12)%	(0.51)%	(0.98)%
49	%(2)	100%	65%	51%	67%	89%

Six-Month Period Ended 3/31/23 (Unaudited)		Period Ended 9/30/22(1)

$14.17		$22.30

(0.02)		—	(4)
2.57		(8.13)
2.55		(8.13)

—		—
(0.62)		—	(6)
(0.62)		—

$16.10		$14.17
18.52	%(2)	(36.46	)%(2)

$16,968		$12,960
1.25	%(3)	1.06	%(3)
(0.13	)%(3)	(0.02	)%(3)
1.34	%(3)	1.06	%(3)
(0.22	)%(3)	(0.02	)%(3)
49	%(2)	100	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Unaudited)

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21ST Century Fund.

On November 17, 2021, the Funds’ Board of Trustees approved a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act (i) to divide the shares of each Fund into two classes, (ii) to authorize and designate a new Institutional Class of shares for each of the Funds and (iii) to redesignate the existing shares of each of the Funds as Investor Class shares. Effective December 6, 2021, the Institutional Class shares for each of the Funds commenced operations and the existing shares of each of the Funds were redesignated as Investor Class shares. Shares of each class of the Funds represent an equal pro rata interest in such Fund and generally have identical voting, distribution, liquidation and other rights/privileges except that each class shall (a) have a different designation; (b) bear any class expenses; (c) have exclusive voting rights on any matter submitted to shareholders that relates solely to its administration or distribution arrangement; (d) have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (e) have different shareholder investment minimum requirements.

Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 20%, 30%, 25%, 67%, and 50% of the outstanding Institutional Class shares of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, as of March 31, 2023. Percentage ownership of each Fund is significant as the Institutional Class of shares of each Fund only recently commenced operations and the Institutional Class of shares for each Fund were initially funded by conversions of Investor Class shares in certain accounts attributed to Trustees and executive officers of the Trust.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, “Financial Services — Investment Companies” (“ASC 946”). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)	Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act (“Rule 2a-5”)), in accordance with established procedures and under the general oversight of the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Adviser, as the Board’s valuation designee, has proposed and the Board has approved the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

Securities for which market quotations are not readily available have a fair value determined by the Adviser, as the Board’s valuation designee, in accordance with procedures established by the Adviser, approved by the Chief Compliance Officer, and ratified by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Funds’ procedures.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

●	Level 3 – significant unobservable inputs (including the Fund’s assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. In accordance with established procedures and under the general oversight of the Funds’ Board of Trustees, certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios that had a fair valuation adjustment factor applied to their equity prices at the end of the reporting period are categorized as Level 2. There were no transfers into or out of Level 3 during the reporting period. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of March 31, 2023:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Communication Services	$70,379,552	$—	$—	$70,379,552
Consumer Discretionary	99,188,015	—	—	99,188,015
Consumer Staples	21,438,947	—	—	21,438,947
Energy	16,688,655	—	—	16,688,655
Financials	44,616,627	—	—	44,616,627
Health Care	63,485,807	—	—	63,485,807
Industrials	36,866,496	—	—	36,866,496
Information Technology	214,505,785	—	—	214,505,785
Materials	23,108,604	—	—	23,108,604
Short-term Investments	29,561,881	—	—	29,561,881
				$619,840,369
Marsico Growth Fund
Assets
Common Stocks
Communication Services	$29,922,119	$—	$—	$29,922,119
Consumer Discretionary	35,268,164	—	—	35,268,164
Consumer Staples	7,214,056	—	—	7,214,056
Energy	4,836,199	—	—	4,836,199
Financials	19,539,870	—	—	19,539,870
Health Care	30,102,024	—	—	30,102,024
Industrials	14,840,683	—	—	14,840,683
Information Technology	92,181,747	—	—	92,181,747
Materials	5,368,631	—	—	5,368,631
Short-term Investments	17,813,719	—	—	17,813,719
				$257,087,212
Marsico Midcap Growth Focus Fund
Assets
Common Stocks
Communication Services	$7,939,336	$—	$—	$7,939,336
Consumer Discretionary	54,728,207	—	—	54,728,207
Energy	6,504,227	—	—	6,504,227
Financials	11,696,840	—	—	11,696,840
Health Care	30,224,881	—	—	30,224,881
Industrials	44,429,643	—	—	44,429,643
Information Technology	77,736,596	—	—	77,736,596
Short-term Investments	10,157,116	—	—	10,157,116
				$243,416,846

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Unaudited) (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico International Opportunities Fund
Assets
Common Stocks
Communication Services	$811,376	$3,731,553	$—	$4,542,929
Consumer Discretionary	2,025,119	3,971,290	—	5,996,409
Consumer Staples	1,293,953	3,323,111	—	4,617,064
Energy	—	686,396	—	686,396
Financials	1,625,216	3,374,140	—	4,999,356
Health Care	—	6,905,328	—	6,905,328
Industrials	—	3,946,966	—	3,946,966
Information Technology	1,471,827	4,360,384	—	5,832,211
Materials	—	1,640,254	—	1,640,254
Real Estate	479,069	—	—	479,069
Short-term Investments	311,265	—	—	311,265
				$39,957,247
Marsico Global Fund
Assets
Common Stocks
Communication Services	$8,078,729	$8,260,935	$—	$16,339,664
Consumer Discretionary	30,418,790	13,581,365	—	44,000,155
Consumer Staples	4,892,182	6,498,432	—	11,390,614
Energy	4,532,086	—	—	4,532,086
Health Care	14,269,855	12,758,260	—	27,028,115
Industrials	6,069,771	10,738,985	—	16,808,756
Information Technology	37,205,207	—	—	37,205,207
Materials	4,239,836	—	—	4,239,836
Short-term Investments	437,355	—	—	437,355
				$161,981,788

(b)	Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. Each class of shares bears a portion of their respective Fund expenses, which are allocated daily to each class of shares in proportion to their respective net assets of the Fund. Expenses directly attributable to a specific class of shares, such as distribution fees for the Investor Class, are charged directly to that class of shares. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the six-month period ended March 31, 2023, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by less than $1 (in thousands) for each of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the six-month period ended March 31, 2023. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)	Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)	Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs’ taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS

(e)	Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)	Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of March 31, 2023 nor did the Funds utilize derivative instruments during the six-month period ended March 31, 2023.

(g)	Non-Interested Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“non-interested Trustees”), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of March 31, 2023 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Total distributable earnings” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the six-month period ended March 31, 2023 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)	Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares in proportion to their respective net assets of each Fund.

(i)	Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Unaudited) (continued)

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund, and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator.

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class. As of March 31, 2023, recoupment amounts (in thousands) that may potentially be made by the respective share class of each of the applicable Funds to the Adviser are as follows:

	Focus Fund		Growth Fund		Midcap Growth Focus Fund		International Opportunities Fund		Global Fund
Year of Expiration	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
2023	$—	$—	$—	$—	$—	$—	$167	$—	$382	$—
2024	—	—	—	—	—	—	107	—	—	—
2025	—	—	—	—	—	—	96	18	—	—
2026	133	17	69	9	32	2	74	15	80	8
	$133	$17	$69	$9	$32	$2	$444	$33	$462	$8

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the six-month period ended March 31, 2023.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board of Trustees approved a Third Amended and Restated Distribution and Service Plan (as amended, the “Plan”). The Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee. The Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board of Trustees, and the rate may vary by Fund. Each Fund currently accrues 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund until such time as the Board authorizes a different rate. The Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Plan, including non-distribution expenses, authorized by the Plan.

NOTES TO FINANCIAL STATEMENTS

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds, as determined by the Board of Trustees, as well as for account maintenance and personal services to Investor Class shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six-month period ended March 31, 2023, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$309,731	$128,721	$86,166	$1,071	$82,200
Sales	$311,244	$150,165	$77,363	$2,672	$74,518

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Market Developments, Events, and Risks

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of individuals around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, inflation, rising interest rates, recessions or other events could have a significant negative impact on global economic and market conditions. Such events could adversely affect the operational and financial performance of the issuers of securities in which the Funds invest, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

7.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2019-2023 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended March 31, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At March 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$421,304	$188,166	$183,956	$31,017	$115,619
Gross Unrealized Appreciation	$202,375	$72,372	$64,624	$10,978	$49,151
Gross Unrealized Depreciation	(3,839)	(3,451)	(5,163)	(2,038)	(2,788)
Net Unrealized Appreciation on Investments	$198,536	$68,921	$59,461	$8,940	$46,363

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2023 (Unaudited) (continued)

At September 30, 2022, for federal income tax purposes, the Funds had accumulated capital loss carryforwards as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Not Subject to Expiration	$—	$4,272	$—	$—	$—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards if and to the extent a Fund is able to under the Internal Revenue Code. The Funds are permitted to carryforward capital losses incurred indefinitely.

As of September 30, 2022, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, had (in thousands) $1,804, $2,142, $2,112, $0, and $537 of qualified late-year losses, which are deferred until fiscal year 2023 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the Fund’s next taxable year.

The Midcap Growth Focus Fund and International Opportunities Fund, respectively, had realized capital losses (in thousands) from transactions between November 1, 2021 and September 30, 2022 of $2,561 and $2,706. The Midcap Growth Focus Fund and International Opportunities Fund have elected to treat post-October capital losses as arising in the next fiscal year.

As of September 30, 2022, the components of accumulated earnings (loss) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Trustees’ Deferred Compensation	$(4,119)	$(1,963)	$(1,004)	$(345)	$(2,265)
Undistributed Long-Term Capital Gains	84,567	—	—	—	3,056
Tax Accumulated Earnings (Loss)	80,448	(1,963)	(1,004)	(345)	791
Accumulated Capital and Other Losses	(1,804)	(6,414)	(4,673)	(2,706)	(537)
Net Unrealized Appreciation on Investments	142,334	42,471	34,740	281	24,230
Net Unrealized Depreciation on Foreign Currency Translations	—	—	—	(11)	—
Trustees’ Deferred Compensation Mark-to-Market	1,915	606	97	21	13
Total Accumulated Earnings (Loss)	$222,893	$34,700	$29,160	$(2,760)	$24,497

The tax character of distributions paid during the fiscal years ended September 30, 2022 and 2021 was as follows:

	2022		2021
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$11,039	$88,740	$13,699	$66,119
Growth Fund	27,446	92,401	11,535	26,440
Midcap Growth Focus Fund	2,237	45,931	—	9,729
International Opportunities Fund	1,774	5,331	—	1,438
Global Fund	3,670	45,305	—	7,258

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

8.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds’ financial statements.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended March 31, 2023 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees (if any), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 to March 31, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended March 31, 2023” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

	Annualized expense ratio	Beginning account value October 1, 2022	Ending account value March 31, 2023	Expenses paid for the six-month period ended March 31, 2023(1)
FOCUS FUND
Investor Class:
Actual Example	1.45%	$1,000.00	$1,132.20	$7.70
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.77	$7.29
Institutional Class:
Actual Example	1.20%	$1,000.00	$1,133.70	$6.38
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,019.02	$6.04
GROWTH FUND
Investor Class:
Actual Example	1.45%	$1,000.00	$1,141.60	$7.74
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.77	$7.29
Institutional Class:
Actual Example	1.20%	$1,000.00	$1,142.80	$6.41
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,019.02	$6.04

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended March 31, 2023 (Unaudited) (continued)

	Annualized expense ratio	Beginning account value October 1, 2022	Ending account value March 31, 2023	Expenses paid for the six-month period ended March 31, 2023(1)
MIDCAP GROWTH FOCUS FUND
Investor Class:
Actual Example	1.45%	$1,000.00	$1,142.90	$7.75
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.77	$7.29
Institutional Class:
Actual Example	1.20%	$1,000.00	$1,143.90	$6.41
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,019.02	$6.04
INTERNATIONAL OPPORTUNITIES FUND
Investor Class:
Actual Example	1.50%	$1,000.00	$1,268.80	$8.48
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.52	$7.54
Institutional Class:
Actual Example	1.25%	$1,000.00	$1,271.00	$7.08
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.77	$6.29
GLOBAL FUND
Investor Class:
Actual Example	1.50%	$1,000.00	$1,183.70	$8.17
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.52	$7.54
Institutional Class:
Actual Example	1.25%	$1,000.00	$1,185.20	$6.81
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.77	$6.29

(1)	Expenses are equal to the annualized expense ratio for the respective share class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting of the Board of Trustees of the Trust held on November 16, 2022, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)), approved the renewal of the Investment Advisory and Management Agreements for the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (the “Advisory Agreements”). In advance of the meeting, the Independent Trustees requested and received extensive materials from Marsico Capital Management, LLC (the “Adviser” or “MCM”) to assist them in considering the renewal of the Advisory Agreements. The materials provided by the Adviser contained information with respect to the factors noted below, including detailed information relating to the performance, advisory fees and other expenses of the Funds, funds sub-advised by the Adviser and non-fund advisory accounts of the Adviser. The materials also included comparisons of the Funds with third party funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability, as well as other information requested by the Trustees.

In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Trustees receive information and reports from the Adviser and other service providers to the Funds regarding the investment performance of the Funds as well as operational, compliance, marketing and other matters.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a review of the materials. Following this session, the full Board reconvened and approved the continuation of the Advisory Agreements for the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund.

Discussion of Certain Factors Considered

1. Nature, Extent, and Quality of Services. The Independent Trustees considered the nature, extent and quality of the services performed by Marsico Capital Management, LLC (“MCM” or the “Adviser”) under the Investment Advisory and Management Agreements (the “Advisory Agreements”) with the Adviser, including portfolio management, supervision of Fund operations, regulatory filings and disclosures to shareholders, compliance functions, general oversight of other service providers, coordination of existing and new Fund marketing initiatives, review of Fund legal issues, and other services. The Independent Trustees also considered the personnel who provide these services, which includes a team of individuals collectively having years of experience in their particular areas of expertise. The Independent Trustees reviewed the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates employ a focused stock-picking strategy that involves extensive research. The Independent Trustees noted MCM’s continued investment in research. The Independent Trustees discussed the Adviser’s ability to continue to provide the same level and quality of services to the Funds, and discussed with members of management of MCM the financial condition of the Adviser and its ability to attract and retain experienced personnel. The Independent Trustees considered the reinvestment in MCM by Mr. T. Marsico and the steps taken to ensure the continued financial viability of the Adviser. The Independent Trustees also discussed MCM’s commitment to devoting substantial resources to the Adviser’s investment management process. The Independent Trustees concluded that the services provided by the Adviser are extensive in nature, that the Adviser employs investment advisory personnel who consistently delivered a high level of service and that, with respect to third-party service providers, the Adviser effectively manages the outsourcing by the Funds of certain services to other service providers and the oversight of those service providers.

2. Investment Performance of the Funds and Adviser. The Independent Trustees considered the Adviser’s substantial investment advisory experience and capabilities. The Independent Trustees considered short-term and long-term investment performance for each Fund over various periods of time as compared to both relevant equity indices and the performance of each Fund’s Lipper, Inc. peer group universe. The Independent Trustees noted the positive performance of all five of the Funds relative to their benchmark indexes over the five-year, ten-year, and since inception periods, and discussed with representatives of the Adviser the factors underlying the performance of the Funds over various time periods. The Independent Trustees discussed the Funds’ performance with representatives of MCM and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Funds. The Independent Trustees took into account that they regularly review each Fund’s performance.

The Independent Trustees noted that the investment performance delivered by the Adviser to the Funds appeared to be generally consistent with the performance delivered for other clients of the Adviser with similar strategies. Based on this review, the Independent Trustees concluded that the performance of the Adviser with respect to each Fund was acceptable for the purposes of approving the Advisory Agreements.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

3. Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages for the Fund’s benchmark category and the advisory fees charged by the Adviser to other clients, including information regarding expense limitation commitments from the Adviser, and the breakpoints in the advisory fee schedule for all of the Funds. The Independent Trustees noted that the information provided by MCM stated that the mix of services under the Advisory Agreements is much more extensive than services provided under the Adviser’s advisory agreements for sub-advised and non-fund clients.

The Independent Trustees also noted previous actions taken by MCM to reduce Fund expenses, including that MCM had waived fees and absorbed expenses from time to time, including waiving fees for one of the Funds during the past fiscal year, and that some of those expenditures may not be recouped. The Independent Trustees reviewed various expense information and noted that overall Fund expenses are in a range that continues to be reasonable. The Trustees also noted other recent actions that have been taken to reduce expenses. The Independent Trustees concluded that the investment advisory fees are acceptable based upon the qualifications, experience, reputation, and performance of the Adviser and the overall expense ratios of the Funds.

(b) Profitability and Costs of Services to Adviser. The Independent Trustees reviewed the information provided by MCM regarding its overall profitability and costs and an estimate of the Adviser’s profitability and costs in serving the Funds as part of MCM’s overall investment management business serving many clients. The Independent Trustees noted that MCM’s estimated overall profitability from managing the Funds decreased significantly during the fiscal year ended September 30, 2022, that estimated profit margins were low overall, that the profit margins for two Funds were negative, and that MCM had not reduced its services, but continued to devote substantial resources and personnel to the Funds. The Independent Trustees also noted that the Adviser previously had substantially increased its resources devoted to Fund matters in response to regulatory requirements enacted in prior years. The Independent Trustees discussed the level of estimated profit of MCM from its relationship to the Funds and considered profitability levels reviewed by federal courts that were found to be reasonable. The Independent Trustees concluded that the estimated profits received by the Adviser under the Advisory Agreements were acceptable for purposes of approving the Advisory Agreements.

4. Extent of Economies of Scale as Funds Grow. The Independent Trustees considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Independent Trustees noted that economies of scale may develop for certain Funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that Fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Trustees agreed that it was possible that Adviser-level expenses incurred in managing the Funds eventually may decline as a percentage of management fees, especially if the assets of certain Funds continue to grow beyond certain thresholds. The Independent Trustees noted that should economies of scale be realized in the future, the advisory fee schedule contains breakpoints that would benefit shareholders of the Funds as assets increase.

5. Whether Fee Levels Reflect Economies of Scale. The Independent Trustees also considered whether the management fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Independent Trustees noted that the management fee schedule for each Fund contained breakpoints and that MCM had agreed to expense limitations for the Funds that would remain in place until at least January 31, 2024.

6. Other Relevant Considerations. The Independent Trustees considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Funds. The Independent Trustees concluded that potential ancillary or “fall-out” benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions.

In considering the Advisory Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that each Fund’s fees were reasonable, the extent and quality of services were acceptable and performance of the Funds was acceptable. Therefore, re-approval of the Advisory Agreements was in the best interests of each Fund and its shareholders. As a part of their decision-making process, the Independent Trustees noted that the Adviser has managed the Funds since their inception, and the Independent Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund. As such, the Independent Trustees considered whether the Adviser managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders. Additionally, as part of its deliberations, the Board also considered the information about the Funds and MCM that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT

Upon conclusion of their review and discussion, the Trustees, including all of the Independent Trustees, unanimously agreed the Advisory Agreements for each of the Funds should be continued.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2022 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.

Cost Basis Information

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the IRS and to shareholders on Form 1099. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

MARSICO FUNDS

NOTES

MARSICO FUNDS

NOTES

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

©2023 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

(b) The Registrant did not disseminate any information to shareholders specified by paragraph (c)(3) of Rule 30e-3 under the Act (17 CFR 270.30e-3).

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:	June 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:	June 1, 2023

By:	/s/ Lynnett E. F. Macfarlane
Lynnett E. F. Macfarlane,
Vice President, Secretary and Treasurer (Principal Financial Officer)

Date:	June 1, 2023